Exhibit 10.12

AGREEMENT

THIS AGREEMENT is made effective as of July 18, 2018 and between, Alliance MMA, Inc. (“Alliance” or the “Company”), with an address at 590 Madison Ave, 21st Floor, New York, New York, 10022, Robert J. Haydak (sometimes hereinafter “Haydak”), CFFC Promotions, LLC, of which Haydak is a Manager (“CFFC”), Maria Haydak (someties hereinafter “M. Haydak”), and Hoss Promotions, LLC, of which M. Haydak is a Manager (“Hoss”).

RECITALS

WHEREAS, Haydak, CFFC and the Company (among others) entered into that certain asset purchase agreement dated February 23, 2016, as amended by amendment no.1 dated July 16, 2016 (“APA”), under which the Company acquired certain assets from CFFC, all as described in the APA;

WHEREAS, Hoss and the Company entered into that certain fight library copyright purchase agreement dated February 23, 2016 (“FLPA”), under which the Company acquired certain copyrights from Hoss, all as described in the FLPA (the “Fight Library”)

WHEREAS, in connection with the APA, Haydak and the Company entered into that certain employment agreement dated September 30, 2016 pursuant to which Haydak became President of the Company (“Employment Agreement”);

WHEREAS, the Company and Haydak desire (i) to separate and terminate the Employment Agreement and (ii) transfer to Haydak those Assets listed on Schedule A hereto;

WHEREAS, the Company, Haydak and CFFC desire to terminate the APA.

WHEREAS, the Company, M. Haydak and Hoss desire to terminate the FLPA

AGREEMENT

Now, therefore, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.	Recitals. The foregoing recitals are hereby incorporated into this Agreement.

2.	Transfer of Acquired Assets. The Company does hereby convey to Haydak all of its right, title and interest in and to (i) the assets listed on Schedule A and (ii) the CFFC and Caged Fury Fighting Championship tradenames and any associated fight libraries, trademarks, service marks, copyrights, trade names, be they current or pending, along with the domain and social media accounts under said names, and the Fight Library (“Assets”). Haydak acknowledges that as of the execution hereof, he has dominion and control over the Assets and he accepts them as is, where is. The Company makes no warranty, express or implied regarding the Assets, other than said Assets are not subject to any liens. The company shall provide reasonable cooperation to Haydak regarding any action he may bring against third parties regarding any of the Assets..

3.	Retention of AMMA Shares. Haydak shall retain any cash already paid and all shares of stock already issued to him pursuant to the APA. The employment of Haydak terminated effective February 7, 2018 (“Termination Date”). Accordingly, after the Termination Date, Haydak is no longer an employee of the Company. The shares of Common Stock currently owned by Haydak are no longer subject to any restriction resulting from his status as an employee/officer of the Company. Accordingly, Haydak may sell the Common Stock owned by him, subject to compliance with applicable federal and state securities laws, including laws related to insider trading.

4.	Termination of APA/FLPA. Each of the APA and FLPA is hereby terminated and none of the parties thereto shall have any further rights or obligations thereunder.

5.	Termination of Employment Agreement. The Employment Agreement is hereby terminated and neither Company nor Haydak shall have any further rights or obligations thereunder.

6.	Payment to Haydak. In consideration of the releases and covenants contained herein, the company shall, on or before September 30, 2018, Pay Haydak the sum of $50,000 by wire transfer in accordance with the instructions set forth on Schedule B hereto.

7.	Voting Agreement. Haydak agrees at the Company’s option to either give Company management a proxy to vote or to directly vote all shares of Company common stock over which Haydak has voting control in favor of any transaction as to which the Company’s Board of Directors recommends approval.

8.	Cooperation. Each of Haydak and M. Haydak shall cooperate with the Company and its auditors and provide such information as the auditors require in connection with the preparation of interim and annual financial statements for the year ended December 31, 2018 and will respond to these requests within 24 hours.

9.	Release of Company and Related Persons. In consideration of the above, Each of Haydak, CFFC, M. Haydak and Hoss, including their respective affiliates, spouses, officers, directors, partners, shareholders, employees, agents and attorneys, hereby release and forever discharge Ivy Equity Investors, LLC, the Company and its subsidiaries, and their respective current and former founders, promoters, officers, directors, partners, members, shareholders, employees, agents and attorneys in their official and individual capacities from all actions, causes of action, suits, debts, covenants, contracts, agreements, promises, trespasses, damages, payments, judgments, claims and demands whatsoever, known or unknown, which such persons ever had, now have or hereafter may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including without limitation under the APA, FLPA and Employment Agreement. Nothing in this release shall prevent the enforcement of the provisions of this Settlement Agreement.

10.	Release of Haydak/CFFC/M. Haydak/Hoss and Related Persons. In consideration of the above, the Company, including its affiliates, subsidiaries, officers, directors, employees, agents and attorneys, hereby release and forever discharge each of Haydak, CFFC, M. Haydak and Hoss, and their respective current and former founders, promoters, officers, spouses, directors, partners, shareholders, members, employees, agents and attorneys in their official and individual capacities from all actions, causes of action, suits, debts, covenants, contracts, agreements, promises, trespasses, damages, payments, judgments, claims and demands whatsoever, known or unknown, which the such persons ever had, now have or hereafter may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including without limitation under the APA, FLPA and Employment Agreement.. Nothing in this release shall prevent the enforcement of the provisions of this Settlement Agreement.

11.	Dismissal of Action/Consent Order. Promptly following the execution hereof, Haydak shall file a consent order (in ofrm and substance reasonably satisfactory to the Company dismissing with prejudice the lawsuit captioned Robert J. Haydak V. Alliance MMA, Inc. Docket #1:18–CV-10822, and incorporating the terms of this agreement. The parties agree that the court shall retain jurisdiction over enforcement of this agreement.

12.	Non-Disparagement. The Parties agree that from this time forward each Party will refrain from making to a third party any defamatory, derogatory, or disparaging statements about the other, or any person or entity associated with or representing the other.

13.	Entire Agreement. The Agreement represents the entire agreement and understanding between the Parties concerning the subject matter of this Agreement and supersedes any and all prior agreements or understandings. No materials outside the body of this Agreement, either written or oral, shall constitute a part of the terms or conditions of this Agreement, except where otherwise stated herein.

14.	Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York. Any disputes or litigation arising out of this Settlement Agreement shall be governed by New York law.

15.	Binding Effect. This Agreement shall be binding on, and shall be enforceable against, and shall inure to the benefit of the Parties to this Agreement and their respective past and present officers, directors, affiliates, member firms, subsidiaries, parents, successors, shareholders, members, partners, general partners, limited partners, principals, participating principals, managing members or other agents, management personnel, attorneys, servants, employees, representatives of any other kind (and any officers, directors, members or shareholders of any of the foregoing which are not natural persons), spouses, estates, executors, estate administrators, heirs, and assigns.

16.	Waiver and Amendment. No provision of or rights under this Settlement Agreement may be waived or modified unless in writing and signed by the Party whose rights are thereby waived or modified. Waiver of any one provision herein shall not be deemed to be a waiver of any other provision herein (whether similar or not), nor shall such waiver constitute a continuing waiver unless otherwise expressly so provided.

17.	Disputes. In case any dispute shall arise under this agreement, the prevailing party shall be entitled to prompt reimbursement of reasonable legal fees incurred in connection with the enforcement of this Agreement.

18.	Confidentiality. The Parties and their respective counsel agree to maintain in the strictest confidence and not disclose to the public, media, or any third parties (except upon order of a court or governmental body, or as required by law or for reporting to their auditors, investors or similarly interested parties under an obligation to maintain confidentiality) the contents and terms of this Agreement, provided that it is agreed that Haydak may disclose publicly that he has resumed operating under the CFFC/Caged Fury Fighting Championship tradenames.

The Parties hereto have executed this Agreement as an instrument under seal as of the date written above.

Alliance MMA, Inc.

/s/ John Price

John Price, Co-President/CFO, duly authorized

 /s/ Robert J. Haydak

Robert J. Haydak

CFFC Promotions, LLC

/s/ Robert J. Haydak

Robert J. Haydak, duly authorized

/s/ Maria Haydak

Maria Haydak

Hoss Promotions, LLC

/s/ Maria Haydak

Maria Haydak, duly authorized

Schedule A

List of Assets

Asset Number	Assignment Date	Assigned To	Owner	Title	Description	Serial Number	STATUS
		Digital		@CFFCmma Instagram Account			Jason Robinett
		Digital		@CFFCmma Snapchat Account			Jason Robinett
		Digital		@CFFCmma Twitter Account			Jason Robinett
197		Brad Boulton	Alliance MMA, Inc.	16TB G-RAID Thunderbolt Enclosure	16tb G-Raid Hard Drive	DC0173100904	Good
198		Mark Chmielinski	Alliance MMA, Inc.	16TB G-RAID Thunderbolt Enclosure	16tb G-Raid Hard Drive	DC0173100260	Good
199		Mark Chmielinski	Alliance MMA, Inc.	16TB G-RAID Thunderbolt Enclosure	16TB G-RAID Thunderbolt Enclosure hard drive	DC0171300791	Good
200		Mark Chmielinski	Alliance MMA, Inc.	16TB G-RAID Thunderbolt Enclosure	16TB G-RAID Thunderbolt Enclosure hard drive	DC0171300460	Good
118	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	AAS HD-SDE-122 SDI Extender	AAS HD-SDE-122 SDI Extender	N/A	Good
178		Mark Chmielinski	Alliance MMA, Inc.	AC Adapter for CHARGER - CLEARCOM HME Lithium Ion Battery	AC Adapter for CHARGER - CLEARCOM HME Lithium Ion Battery	N/A	Good
201	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	AJA 1X6 SDI DBA	SDI Distributor and Booster	K0088525	Good
208	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	AJA HDTV SDI DBA	SDI Booster	K0108401	Good
187		Mark Chmielinski	Alliance MMA, Inc.	Alienware 17 R4 Laptop	Alienware 17 R4 Laptop for Streaming	5TMLBH2	Good
		Devon		Apparel			Good w / Devon
11001		Devon		Apparel Table Cover			Good w / Devon
202		Mark Chmielinski	Alliance MMA, Inc.	Black Magic Mini Converter SDI DBA	SDI DBA	2871507	Good
104		Mark Chmielinski	Alliance MMA, Inc.	Black Magic UltraStudio Mini Recorder	SDI/HDMI to Thunderbolt converter for live streaming using a thunderbolt laptop.	3652042	Good
		Storage		Cables / Wiring			All Good
		Digital		Cage Fury Fighting Championships Facebook Page			Jason Robinett
		Digital		Cage Fury MMA Youtube Account			Jason Robinett
11002		Devon		Cage Girl Outfits			Good w / Devon
106		Mark Chmielinski	Alliance MMA, Inc.	Canon 24-70mm Lens	Canon 24-70 mm lens for Sony FS7	4755004986	Good
119	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	CCTV HD-SDE-122-OEM SDI Distributor	CCTV HD SDI Distribution Amplifier & Extender	N/A	Good
		Digital		CFFC Broadcast Graphics Package			Good
		Digital		CFFC Complete Video Library			Good. Hard copies are safe but the Amazon back ups should be secured for redundancy.
		Digital		CFFC Event Marketing Folder (Dropbox)			Possibly good. Need to confirm.
		Digital		CFFC Google Analytics Account			Jason Robinett
		Digital		CFFC Mailchimp Account			Jason Robinett
		Digital		CFFC Stripe Account			Jason Robinett
		Digital		CFFC.tv and associated Domain Names			Jason Robinett
		Digital		CFFC.tv Hosting (Squarespace)			Jason Robinett
11003		Devon		Champion Banners			Good w/ Devon
177		Mark Chmielinski	Alliance MMA, Inc.	CHARGER - CLEARCOM HME Lithium Ion Battery	CHARGER - CLEARCOM HME Lithium Ion Battery	N/A	Good
169		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0097 2017-06	Good
170		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0094 2017-06	Good
171		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0084 2017-06	Good
172		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0019 2017-06	Good
173		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0096 2017-06	Good
174		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0085 2017-06	Good
175		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0095 2017-06	Good
176		Mark Chmielinski	Alliance MMA, Inc.	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset	Clear-Com CC-15-MD4 Single-Ear/Noise-Cancelling Headset with Mini DIN Connector for DX Series Wireless Intercom	N23W0010 2017-06	Good
145		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W08084 2017-08	Good
146		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W06902 2017-08	Good
147		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W06384 2017-08	Good
148		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W08090 2017-08	Good
149		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W08088 2017-08	Good
150		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W08086 2017-08	Good
151		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W08087 2017-08	Good
152		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	CLEARCOM DX410 SYTEM BELT PACK (WIRELESS)	36W08093 2017-08	Good
179		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM DX410 WIRELESS COMM SYSTEM	CLEARCOM DX410 WIRELESS COMM SYSTEM	N/A	Good
153		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15320	Good
154		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15546	Good
155		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15088	Good
156		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG18632	Good
157		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG13354	Good
158		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15503	Good
159		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15257	Good
160		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15531	Good
161		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15303	Good
162		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG13262	Good
163		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG18536	Good
164		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG13250	Good
165		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15379	Good
166		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15341	Good
167		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG15533	Good
168		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM HME Lithium Ion Battery	CLEARCOM HME Lithium Ion Battery for DX410 Beltpacks	B17AUG13086	Good
181		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM MA-704	CLEARCOM MA-704 for IFB control	N/A	Good
180		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM MS-704 MAIN STATION	CLEARCOM MS-704 MAIN STATION	N/A	Good
182		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM PIC-4744 IFB ROUTER	CLEARCOM PIC-4744 IFB ROUTER	N/A	Good
183		Mark Chmielinski	Alliance MMA, Inc.	CLEARCOM PS-702 Power Supply	CLEARCOM PS-702 Power Supply	N/A	Good
209	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	Connect Cable Test System	Multiple Cables Test System	N/A	Good
		Storage		Dell Monitor			Good
223	17/1/2018	Mark Chmielinski	Alliance MMA, Inc.	Dell Monitor P2715Q	Dell Flat Panel Monitor	CN0X24K1WS20076K249L	Good
20	22/7/2017	Jason Robinett	Jason Robinett	Dell PowerEdge R620 Server	Vmware ESXi Hypervisor		TRASHED
		Storage		Drone			HAVE IT BUT BROKEN
		Storage		Editing Room TV			Good
120	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	eSYNiC SDI/HDMI Converter	eSYNiC SDI/HDMI Converter	N/A	Good
210	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	eSYNiC SDI/HDMI Converter	SDI to HDMI Converter	N/A	Good
11004		Burt Watson		Existing Glove Inventory			Burt Watson
11005		Storage		Fog Machine			? POSSIBLY IN STORAGE. NEED TO CONFIRM.
189		Mark Chmielinski	Alliance MMA, Inc.	FUJINON XA16x8A-XB8 LENS	FUJINON XA16x8A-XB8 LENS 8 - 128 mm	A62003329	Good
190		Mark Chmielinski	Alliance MMA, Inc.	FUJINON XA16x8A-XB8 LENS	FUJINON XA16x8A-XB8 LENS 8 - 128mm	A62003505	Good
191		Mark Chmielinski	Alliance MMA, Inc.	FUJINON XA16x8A-XB8 LENS	FUJINON XA16x8A-XB8 LENS 8 - 128mm	A62004796	Good
134		Brandon Harris	Alliance MMA, Inc.	G-RAID 16TB Drive	G-RAID 16TB Drive for Content backup and archiving	B475K00304	Good
225	17/1/2018	Mark Chmielinski	Alliance MMA, Inc.	Genaray Overhead Camera Light	Overhead Camera Light	N/A	Good
206	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	HD CCTV SDI DBA	SDI Booster	N/A	Good
93		Mark Chmielinski	Alliance MMA, Inc.	IKAN LED Light	LED light for field and studio shooting.	408007590	Good
94		Mark Chmielinski	Alliance MMA, Inc.	IKAN LED Light	LED light for field and studio shooting.	411000222	Good
95		Mark Chmielinski	Alliance MMA, Inc.	IKAN LED Light	LED light for field and studio shooting.	410006802	Good
96		Mark Chmielinski	Alliance MMA, Inc.	IKAN LED Light	LED light for field and studio shooting.	411000219	Good
101		Mark Chmielinski	Alliance MMA, Inc.	IKAN LED Light	LED Light for field & studio shooting.	N/A Ineligible	BROKEN | TRASHED
184		Jamie Sims	Alliance MMA, Inc.	iMac Retina 5K 27 inch 2017	iMac Retina 5K 27 inch 2017	D25VH0VHJ1GQ	AT JAMIE SIMS HOME
185		Mark Chmielinski	Alliance MMA, Inc.	iMac Retina 5K 27 inch 2017	iMac Retina 5K 27 inch 2017	D25VH0GQJ1GQ	Good
11006		Storage		Large TV + Stand (70inch?)			Good
227		Sharon Carpenter	Alliance MMA, Inc.	Laser Jet Pro M402dn	Laser Jet Pro M402dn check printer	PHBQD72830	Good
196		Mark Chmielinski	Alliance MMA, Inc.	LECTROSONICS IFB RECEIVER	R1a IFB RECEIVER	40602	Good
204		Mark Chmielinski	Alliance MMA, Inc.	LECTROSONICS IFB RECEIVER	IFB Receiver for Talent queuing.	40505	Good
195		Mark Chmielinski	Alliance MMA, Inc.	LECTROSONICS IFB TRANSMITTER	IFBT4 UHF Transmitter	11606	Good
203		Mark Chmielinski	Alliance MMA, Inc.	LECTROSONICS IFB TRANSMITTER	IFB Transmitter for queuing talent.	11608	Good
140	27/7/2017	Mark Chmielinski	Alliance MMA, Inc.	mac OS Sierra	Mac OS Sierra Computer	D25TH0DXGQ17	Good
141	27/7/2017	Mark Chmielinski	Alliance MMA, Inc.	mac OS Sierra	mac OS Sierra Mac Pro computer	CMVHX0HWF4MG	Good
142	27/7/2017	Mark Chmielinski	Alliance MMA, Inc.	Mac OS X Yosemite	Mac OS X Yosemite Computer	H01480ECEUH	Good
139	27/7/2017	Mark Chmielinski	Alliance MMA, Inc.	Mac Pro (Early 2008)	Mac Pro (Early 2008) computer	G88421F312K	Good
143	27/7/2017	Mark Chmielinski	Alliance MMA, Inc.	Mac Pro (mid 2012)	mac OS Sierra computer	CMVHX0HTF4MG	Good
11008		(Former Matt Cassidy)		Macbook Air			Good w/ Jason
11009		(Former Dalton Lanoza)		Macbook Air			Good
11010		(Former Brad Boulton)		Macbook Pro			Good w / Jason
11011		Storage		Macbook Pro (Audio ISO Recording Laptop)			Good
98		Mark Chmielinski	Alliance MMA, Inc.	MacBook Pro (Retina, 15-inch, Mid 2015)	2015 Macbook Pro	C02SV29DG8WL	Good
186		Mark Chmielinski	Alliance MMA, Inc.	MacBook Pro 15-inch Mid 2015	MacBook Pro 15-inch Mid 2015	C02S43NBG8WP	Good
11012		Devon		Mannequins			Good w / Devon
19	22/7/2017	Brandon Harris	Brandon Harris	Mevo Battery	Extended battery for Mevo wireless camera		Good
136		David Oblas	Alliance MMA, Inc.	Mevo Battery	Battery extender for MEVO unit	AA00308599	MISSING | Last known possesor was David Oblas
18	22/7/2017	David Oblas	Brandon Harris	Mevo Unit	Mevo wireless camera unit		Good
135		Mark Chmielinski	Alliance MMA, Inc.	Mevo Unit	Camera for Live streaming to facebook.	AA00148488	MISSING | Last known possesor was David Oblas
		Devon		Mic Flags / Covers			CFFC Mic Flags are good.
		Storage		Mice + keyboards			All Good
		Storage		Misc Hard Drives			All Good
		Storage		Misc Memory Cards			All Good
		Storage		Mixing Boards			All Good
121	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	MSC HD/SDI Distribution Amp	MSC HD/SDI Distribution Amplifier	MSC-9597	Good
		Storage		Multiple Apple Cinema Displays (3?)			2 Are Good. 1 is with JAMIE SIMS
		Storage		News Desk			Good
125		Mark Chmielinski	Alliance MMA, Inc.	NewTek 3Play 425	3Play 425 Instant Replay Unit	M1AF16490221150	Good
126		Mark Chmielinski	Alliance MMA, Inc.	NewTek 3Play 425 Control Surface	Control Surface for NewTek 3Play 425	61zzz3537255426	Good
124		Mark Chmielinski	Alliance MMA, Inc.	NewTek Tricaster 860	NewTek Tricaster 860 Live Production Switcher	NA3019019503559	Good
123	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	NewTek TriCaster TCX0850 CS	NewTek TriCaster System	J1N019847920080	Good
		Storage		Office Inkjet Printer			Good
		(Former Rob Haydak)		Office Inkjet Printer			Good w/ Burt
		Storage		Office Laser Printer			Good
		Storage		Older iMacs (x2?)			MARK
		Storage		Other new iMac			? Possibly thrown out due to it being broken. This was not new.
		Devon Mathiesen		Past Event Poster Memorabilia			Discared during office move out.
226		Mark Chmielinski	Alliance MMA, Inc.	Pelican Case 1600	Pelican case for streaming laptop and related gear.	N/A	Good
		Devon Mathiesen		Pop Up Banners			Good w / Devon
224	17/1/2018	Mark Chmielinski	Alliance MMA, Inc.	PreSonus Headset Monitor	PreSonus Audio and Headset System	HP4C12061188	Good
		VFC Trailer / ryan stoddard		Production Trailer purchased for Cage Transfer			Good w / Ryan Stoddard
108	13/7/2017	Mark Chmielinski	Alliance MMA, Inc.	RODE NTG-2 Shotgun Microphone	RODE NTG-2 Shotgun Mic	0255292	Good
109	13/7/2017	Mark Chmielinski	Alliance MMA, Inc.	RODE NTG-2 Shotgun Microphone	RODE NTG-2 Shotgun Mic	0255293	Good
83		Mark Chmielinski	Alliance MMA, Inc.	SACHTLER DV 12TB TRIPOD	SACHTLER DV 12TB TRIPOD	N/A	Good
84		Mark Chmielinski	Alliance MMA, Inc.	SACHTLER DV 12TB TRIPOD	SACHTLER DV 12TB TRIPOD	N/A	Good
85		Mark Chmielinski	Alliance MMA, Inc.	SACHTLER VIDEO 18P TRIPOD	SACHTLER VIDEO 18P TRIPOD	N/A	Good
		Devon Mathiesen		Scale			Good w / Devon
122	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SDI Splitter	SDI Splitter & Distribution Amp	N/A	Good
205	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	SDI Splitter DBA	SDI Splitter and Booster	14090000000000422	Good
212	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	SDI01 SDI to HDMI Converter	SDI to HDMI Converter	1226011393	Good
216		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser ew 100 G3 Wireless Butt Plug	Microphone Wireless Transmitter	N/A	Good
219		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser ew 100 G3 Wireless Butt Plug	Wireless Mic Transmitter	N/A	Good
211		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser ew 100 G3 Wireless Receiver	Wireless Mic Receiver	4274049880	Good
218		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser ew 100 G3 Wireless Receiver	Wireless microphone receiver	4244049346	Good
110	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	Sennheiser ew 100 G3 Wireless Transmitter	Sennheiser ew 100 G3 Lav Mic	4284088771	Good
111	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	Sennheiser ew 100 G3 Wireless Transmitter	Sennheiser ew 100 G3 Lav Mic	4284088769	Good
89		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser HMD 26-II-600 Announcer Headset Mic	Commentator Headset Mic for live broadcasts	1037108907	Good
90		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser HMD 26-II-600 Announcer Headset Mic	Commentator Headset Mic for live broadcasts	1097109329	Good
91		Mark Chmielinski	Alliance MMA, Inc.	Sennheiser HMD 26-II-600 Announcer Headset Mic	Commentator Headset Mic for live broadcasts	1037108904	Good
92		Mark Chmielinski	Alliance MMA, Inc.	Shiny Bow 4x Video DBA	4x DBA for Composite video signal	N/A	Good
207		Mark Chmielinski	Alliance MMA, Inc.	Shure SM-58 Microphone	Stick Microphone	N/A	Good
102		Brad Boulton	Alliance MMA, Inc.	Sony A7S II Mirrorless DSLR	4K DLSR for cinematic video and photos.	3398320	Good
129		Mark Chmielinski	Alliance MMA, Inc.	Sony AC Adaptor/Charger	Charger for Sony BP-U batteries	16073003984	Good
74		Mark Chmielinski	Alliance MMA, Inc.	SONY BC-L70 BATTERY CHARGER	SONY BC-L70 BATTERY CHARGER for PMW-350 batteries	0100289	Good
75		Mark Chmielinski	Alliance MMA, Inc.	SONY BC-L70 BATTERY CHARGER	SONY BC-L70 BATTERY CHARGER for PMW-350 batteries	0100621	Good
76		Mark Chmielinski	Alliance MMA, Inc.	SONY BC-L70 BATTERY CHARGER	SONY BC-L70 BATTERY CHARGER for PMW-350 batteries	0100623	Good
64		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019309	Good
65		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019392	Good
66		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019306	Good
67		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019399	Good
68		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019310	Good
69		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019400	Good
70		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019395	Good
71		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019393	Good
72		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019397	Good
73		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-GL95 LITHIUM ION BATTERY PACK	SONY BP-GL95 LITHIUM ION BATTERY PACK for PMW-350 Camera	0019307	Good
61		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-L90 LITHIUM ION BATTERY PACK	SONY BP-L90 LITHIUM ION BATTERY PACK for Sony PMW-350		Good
62		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-L90 LITHIUM ION BATTERY PACK	SONY BP-L90 LITHIUM ION BATTERY PACK for PMW-350 camera		Good
63		Mark Chmielinski	Alliance MMA, Inc.	SONY BP-L90 LITHIUM ION BATTERY PACK	SONY BP-L90 LITHIUM ION BATTERY PACK for PMW-350 Camera		Good
128		Mark Chmielinski	Alliance MMA, Inc.	Sony BP-U30 Battery	Sony BP-U30 Battery for Sony FS7	0427750	Good
220	17/1/2018	Mark Chmielinski	Alliance MMA, Inc.	Sony BP-U30 Battery	Lithium Ion Battery Pack	20080207	Good
221	17/1/2018	Mark Chmielinski	Alliance MMA, Inc.	Sony BP-U30 Battery	Lithium Ion Battery Pack	20071126	Good
222	17/1/2018	Mark Chmielinski	Alliance MMA, Inc.	Sony BP-U30 Battery	Lithium Ion Battery Pack	20120125	Good
213	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	SONY BP-U60 Lithium ION Battery	Lithium ION Converter	20071001	Good
215	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	SONY BP-U60 Lithium ION Battery	Lithium Ion Battery	20080424	Good
		Storage		Sony EX3 Cameras (3-5?)			3 EX3's Good
103		Brad Boulton	Alliance MMA, Inc.	Sony FE 2.8 / 24 - 70 Lens	Lens for Sony A7S II	1842366	Good
194		Mark Chmielinski	Alliance MMA, Inc.	SONY PMW-350 BROADCAST CAMERA	SONY PWM-350 BROADCAST CAMERA for TV & Web Productions by ASM	110708	Good
193		Mark Chmielinski	Alliance MMA, Inc.	SONY PMW-350 BROADCAST CAMERA	SONY PWM-350 BROADCAST CAMERA	112624	Good
192		Mark Chmielinski	Alliance MMA, Inc.	SONY PMW-350 BROADCAST CAMERA	SONY PWM-350 BROADCAST CAMERA	111960	Good
107	13/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY PXW-FS7 CAMERA	SONY PXW-FS7 CAMERA	0028731	Good
114	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY SxS PRO Memory Card	SONY SxS PRO Memory Card	N/A	Good
112	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY SxS-1 Memory Card	SONY SxS-1 Memory Card	N/A	Good
113	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY SxS-1 Memory Card	SONY SxS-1 Memory Card	N/A	Good
115	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY SxS-1 Memory Card	SONY SxS-1 Memory Card	N/A	Good
116	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY SxS-1 Memory Card	SONY SxS-1 Memory Card	N/A	Good
117	18/7/2017	Mark Chmielinski	Alliance MMA, Inc.	SONY SxS-1 Memory Card	SONY SxS-1 Memory Card	N/A	Good
77		Mark Chmielinski	Alliance MMA, Inc.	SONY VCT-14 TRIPOD PLATE	Tripod Plate for PMW-350 Cameras	4112001508	Good
78		Mark Chmielinski	Alliance MMA, Inc.	SONY VCT-14 TRIPOD PLATE	Tripod Plate for PMW-350 Camera	4112001763	Good
79		Mark Chmielinski	Alliance MMA, Inc.	SONY VCT-14 TRIPOD PLATE	Tripod Plate for PMW-350 Camera	4112001507	Good
80		Mark Chmielinski	Alliance MMA, Inc.	SONY WRT-822 WIRELESS MIC TRANSMITTER	SONY WRT-822 WIRELESS MIC TRANSMITTER for PMW-350 Cameras	300502	Good
81		Mark Chmielinski	Alliance MMA, Inc.	SONY WRT-822 WIRELESS MIC TRANSMITTER	SONY WRT-822 WIRELESS MIC TRANSMITTER for PMW-350 Camera	300476	Good
82		Mark Chmielinski	Alliance MMA, Inc.	SONY WRT-822 WIRELESS MIC TRANSMITTER	SONY WRT-822 WIRELESS MIC TRANSMITTER for PMW-350 Camera	300501	Good
130		Mark Chmielinski	Alliance MMA, Inc.	SONY XQD 128GB CARD	SONY XQD 128GB CARD for Sony FS7	N/A	Good
131		Mark Chmielinski	Alliance MMA, Inc.	SONY XQD 128GB CARD	SONY XQD 128GB CARD for Sony FS7	N/A	Good
132		Mark Chmielinski	Alliance MMA, Inc.	SONY XQD 64GB CARD	SONY XQD 64GB CARD for Sony FS7	N/A	Good
133		Mark Chmielinski	Alliance MMA, Inc.	SONY XQD 64GB CARD	SONY XQD 64GB CARD for Sony FS7	N/A	Good
127		Mark Chmielinski	Alliance MMA, Inc.	Sony XQD/SD Card Reader	Sony XQD/SD Card Reader	30010119701631	Good
11014		Devon		Step and Repeat			Good w/ N. Harmeier
11013		Storage		Studio Light Piping / Rigging			Good
11015		Storage		Studio Lighting (multiple)			Good
86		Mark Chmielinski	Alliance MMA, Inc.	Studio Technologies Model 210 Announcer's Console	On Air Announcer cough box for live broadcasts.	M210-02038	Good
87		Mark Chmielinski	Alliance MMA, Inc.	Studio Technologies Model 210 Announcer's Console	On Air announcer cough box for live broadcasts	M210-02039	Good
88		Mark Chmielinski	Alliance MMA, Inc.	Studio Technologies Model 210 Announcer's Console	On Air announcer cough box for live broadcasts.	M210-02049	Good
188		Mark Chmielinski	Alliance MMA, Inc.	Tascam DR-60DmkII	Tascam DR-60DmkII 4-Channel Portable Recorder	1720082	Good
		Storage		Teleprompter			Mark C. owns
		storage		Tracking Lights in office lobby (4 pieces)			Good
		Storage		Various Pelican travel Cases			All Good
		Storage		Various Sets of Speakers			All Good
		Storage		Video Wall			Good
568		Burt Watson		Warm Up Mats			Good w / Devon or Burt
214	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	WATSON B-4232 Battery	Lithium ION Battery	N/A	Good
217	16/1/2018	Mark Chmielinski	Alliance MMA, Inc.	WATSON B-4232 Battery	Lithium ION Battery	N/A	Good
569		Devon Mathiesen		Windows Laptop			Good w/Devon
570		(Former Rob Haydak)		Windows Laptop			Good
580		Burt Watson		Windows Laptop			Good w/ Burt
600		Scott Sheeley / ohio	40' Lighting Trust		Purchased by Mark C as part of production studio buyout	N/A	Good / w S. Sheeley

Schedule B

Wire Instructions